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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON D.C. 20549


                                   ----------

                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                October 15, 2000

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                                   TEXACO INC.
             (Exact name of registrant as specified in its charter)



           Delaware                         1-27                74-1383447
(State or other jurisdiction of       (Commission File       (I.R.S. Employer
        incorporation)                     Number)        Identification Number)



       2000 Westchester Avenue,                                     10650
        White Plains, New York                                    (Zip Code)
(Address of principal executive offices)

                                 (914) 253-4000

              (Registrant's telephone number, including area code)



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Item 5.  Other Events
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On October 16, 2000, the Registrant and Chevron Corporation issued a joint press release entitled "Chevron and Texaco Agree to $100 Billion Merger Creating Top-Tier Integrated Energy Company," a copy of which is attached hereto as
Exhibit 99.1 and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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(c)      Exhibits
2.1      Agreement  and Plan of Merger  dated as of October 15, 2000 among
         Chevron  Corporation,  Texaco Inc.  and   Keepep Inc. (Schedules and
         Exhibits omitted)
2.2 Stock Option Agreement dated as of October 15, 2000 between Chevron Corporation and Texaco Inc.
2.3 Stock Option Agreement dated as of October 15, 2000 between Chevron Corporation and Texaco Inc.
99.1 Joint Press Release issued by Texaco Inc. and Chevron Corporation dated October 16, 2000, entitled "Chevron and Texaco Agree to $100 Billion Merger Creating Top-Tier Energy Company."

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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                            TEXACO INC.
                                                       --------------------
                                                           (Registrant)





                                             By:        /s/ MICHAEL H. RUDY
                                                  ------------------------------
                                                           (Secretary)





Date:  October 16, 2000
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